EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of Oregon Gold, Inc. on Form 10-Q/A-1 for the period ended September 30, 2010 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 5, 2011	/s/ Weiliang Liu
Name: Weiliang Liu
Title: Chief Executive Officer

Date: April 5, 2011	/s/ Junqun Zhao
Name: Junqun Zhao
Title: Chief Financial Officer